UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  May 23, 2003
                 Date of Report (Date of earliest event report)


                         CITIZENS FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

       KENTUCKY                      0-20148                     61-1187135
(State of incorporation)      (Commission File Number)   (IRS Employer
                                                          Identification Number)


                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 244-2420


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.              Financial Statements and Exhibits
                     (c) Exhibits (furnished pursuant to Item 12)

                     99.1 Remarks by Lane A. Hersman, Registrant's Executive Vice President, at the Registrant's 2003 Annual Meeting on May 22, 2003


ITEM 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

                     Remarks by Lane A. Hersman, Registrant's Executive Vice President, at the Registrant's 2003 Annual Meeting on May 22, 2003 relating to its fiscal year 2002 and its first quarter 2003 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein. This information is being furnished under
                     Item 12 of Form 8-K and is being presented under Item 9 of Form 8-K pursuant to the U.S. Securities and Exchange Commission's interim filing guidance as set forth in Release No. 33-8216.


                                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Citizens Financial Corporation
                                                          Registrant


Date:             May 23, 2003                         /s/ Lane A. Hersman
                                                           Lane A. Hersman
                                                     Executive Vice President
                                                    and Chief Operating Officer

                                INDEX TO EXHIBITS

         Exhibit
         Number            Description
          99.1             Remarks  by Lane  A. Hersman,  Registrant's Executive
                           Vice  President,  at  the  Registrant's  2003  Annual
                           Meeting on May 22, 2003